UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2010
CARDIOGENESIS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Musick, Irvine CA	92618

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 420-1800

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.
     (a) On September 30, 2010, the Audit Committee (the “Audit Committee”) of the Board of Directors of Cardiogenesis Corporation (the “Company”) approved the dismissal of KMJ Corbin & Company LLP (“KMJ”) as the Company’s independent registered public accounting firm.
     The audit report of KMJ on the consolidated financial statements of the Company as of and for each of the two fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
     In connection with the audit of the Company’s financial statements for each of the two fiscal years ended December 31, 2009 and 2008, and in the subsequent interim period through September 30, 2010, the date of the dismissal of KMJ, (i) there were no disagreements with KMJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KMJ’s satisfaction, would have caused KMJ to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).
     The Company provided KMJ with a copy of this report and requested that KMJ provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from KMJ, dated October 1, 2010, is attached hereto as Exhibit 16.1.
     (b) Also on September 30, 2010, the Audit Committee approved the appointment and engagement of Windes & McClaughry Accountancy Corporation (“Windes”) to serve as the Company’s independent registered public accounting firm.
     During the Company’s two most recent fiscal years and in the subsequent interim period through September 30, 2010, neither the Company, nor anyone acting on its behalf, consulted with Windes regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report nor oral advice was provided by Windes, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
16.1	Letter from KMJ Corbin & Company LLP to the Securities and Exchange Commission, dated October 1, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION
October 1, 2010	By:	/s/ William Abbott
William Abbott
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KMJ Corbin & Company LLP to the Securities and Exchange Commission, dated October 1, 2010.